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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K
                                    CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



         Date of Report  (Date of earliest event reported):  February 3, 1998

                             U.S. Office Products Company
                             ----------------------------
                  (Exact Name of Registrant as Specified in Charter)


      Delaware                     0-25372                   52-1906050
      --------                     -------                   ----------
(State or Other Jurisdiction    (Commission               (I.R.S. Employer
of Incorporation)               File Number)             Identification No.)


          1025 Thomas Jefferson St., N.W., Suite 600E, Washington D.C. 18503
          ------------------------------------------------------------------
                (Address of Principal Executive Offices and Zip Code)


         Registrant's telephone number, including area code:  (202) 339-6700
                                                              --------------

                                  Not Applicable
                                  --------------
           (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events

     U.S. Office Products Company ("USOP") hereby files an amendment to the Investment Agreement dated as of January 12, 1998 (the "Investment Agreement"), by and between USOP and CDR-PC Acquisition, L.L.C. ("CD&R"). Pursuant to the Investment Agreement, CD&R will acquire a 24.9% equity investment in USOP, plus warrants to purchase one additional share of common stock for each share of USOP common stock acquired. On February 3, 1998, the parties amended the Investment Agreement to clarify the formula by which the number of shares representing CD&R's 24.9% equity investment will be calculated.

Item 7.    Financial Statements and Exhibits

          (c)  Exhibits

          The following exhibit is filed with this report on Form 8-K:

          99.1 Amendment No. 1 to Investment Agreement, dated as of February 3, 1998


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                                     EXHIBIT INDEX


Exhibit
Number    Exhibit                                                          Page


99.1      Amendment No. 1 to Investment Agreement, dated as of
          February 3, 1998



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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    U.S. OFFICE PRODUCTS COMPANY


                                    By:  /s/ Mark D. Director
                                        ---------------------------------------
                                        Mark D. Director
                                        Chief Administrative Officer, Secretary
                                        and General Counsel


Dated:  February 9, 1998

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